UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): March 26, 2007
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                           Dollar General Corporation
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               (Exact Name of Registrant as Specified in Charter)


          Tennessee                   001-11421                61-0502302
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(State or Other Jurisdiction   (Commission File Number)     (I.R.S. Employer
      of Incorporation)                                    Identification No.)


           100 Mission Ridge
       Goodlettsville, Tennessee                                 37072
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(Address of Principal Executive Offices)                       (Zip Code)


       Registrant's telephone number, including area code: (615) 855-4000
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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)
[X] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

     On March 26, 2007, Dollar General Corporation issued a news release regarding results of operations and financial condition for the fourth quarter and fiscal year ended February 2, 2007. The news release is attached hereto as
Exhibit 99 and incorporated by reference as if fully set forth herein.

ITEM 7.01      REGULATION FD DISCLOSURE.

     The information set forth in Item 2.02 above is incorporated herein by reference. The news release also sets forth information regarding the progress on inventory management and real estate initiatives, as well as other matters.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

      (a)      Financial statements of businesses acquired.  N/A
      (b)      Pro forma financial information.  N/A
      (c)      Shell company transactions.  N/A
      (d) Exhibits. See Exhibit Index immediately following the signature page hereto.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  March 26, 2007           DOLLAR GENERAL CORPORATION



                                By:  /s/ Susan S. Lanigan
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                                    Susan S. Lanigan
                                    Executive Vice President and General Counsel

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                                  EXHIBIT INDEX


        Exhibit No.         Description
        -----------         -----------
            99              News release dated March 26, 2007.


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